THE LINCOLN NATIONAL LIFE INSURANCE COMPANY

Lincoln Level Advantage® B-Share Individual  Variable and Index-Linked Annuity
Lincoln Level Advantage® B-Class Individual  Variable and Index-Linked Annuity
Lincoln Level Advantage® Advisory Class Individual  Variable and Index-Linked Annuity
Lincoln Level Advantage® Select B-Share Individual  Variable and Index-Linked Annuity
Lincoln Level Advantage® Access variable and index-linked Annuity
Lincoln Level Advantage® Advisory Individual Variable and Index-Linked Annuity
Lincoln Level Advantage® Design Advisory Variable and Index-Linked Annuity
Lincoln Level Advantage® Design B-Share Individual Variable and Index-Linked Annuity
Supplement dated November 17, 2023 to the prospectus dated May 1, 2023
This supplement to your Lincoln Level Advantage® variable and index-linked annuity prospectus discusses the fair value of the Indexed Crediting Base under your contract. It is for informational purposes and requires no action on your part. All other provisions in your prospectus not discussed in this supplement remain unchanged.

The following component of the calculation for the Fair Value of the Indexed Crediting Base has been revised as follows:

1. Fair Value of the Indexed Crediting Base.
Fair Value of the Indexed Crediting Base. The fair value of the Indexed Crediting Base of an Indexed Segment with no Annual Locks or an Indexed Segment with Annual Locks is meant to represent the market value of the investment instruments supporting the Indexed Segment. It is the present value of the Indexed Crediting Base of the Indexed Segment discounted at a rate that reflects movements in the interest rate market. The Reference Rate will apply on a uniform basis for a class of Contractowners in the same Indexed Segment and will be administered in a uniform and non-discriminatory manner.
For Contracts issued prior to November 20, 2023:
The Reference Rate is based on a U.S. Treasury Constant Maturity yield plus a market observable spread of investments grade
U.S. Corporate Bonds. The U.S. Treasury Constant Maturity yield is the rate for the maturity using a set duration. The duration is set to represent the duration of the investment instruments supporting the Indexed Segment and may not match the actual length of the Indexed Segment.
If the U.S. Treasury Constant Maturity yield is not published for a particular day or we are delayed in receiving the value, then we will use the yield on the last day it was published. If the U.S. Treasury Constant Maturity yield is no longer published, is not published for an extended period, or is discontinued, then we may substitute another suitable method for determining this component of the Reference Rate. If a U.S. Treasury Constant Maturity yield is not published for a time to maturity that matches the selected duration, then the yield will be interpolated between the yield for maturities that are published.
If the market observable spread of investments grade U.S. Corporate Bonds is no longer available, or is discontinued, we will substitute another suitable index or indexes for determining this component of the Reference Rate. We reserve the right to change the methodology of the Interim Value calculation at any time and at our sole discretion.
For Contracts issued on or after November 20, 2023:
The Reference Rate is based on U.S. Treasury Constant Maturity yield(s), Collateralized Loan Obligation (CLO) spread(s), market observable yield(s) of investments grade U.S. Corporate Bonds, and secured overnight interest rate(s). The Reference Rate is set to represent the duration of the investment instruments supporting the Indexed Segment and may not match the actual length of the Indexed Segment.
If the U.S. Treasury Constant Maturity yield(s) are not published for a particular day or we are delayed in receiving these values, then we will use the yield(s) on the last day they were published. If the U.S. Treasury Constant Maturity yield(s) are no longer published, are not published for an extended period, or are discontinued, then we may substitute another suitable method for determining these components of the Reference Rate.
If the U.S. Treasury Constant Maturity yield(s) are not published for a time to maturity that matches the selected duration, then the yield(s) will be interpolated between the yield(s) for maturities that are published.
If the CLO spread(s), market observable yields of investments grade U.S. Corporate Bonds, or secured overnight interest rate(s) are not published for a particular day, or we are delayed in receiving these values then we will use the spread(s), yield(s), or rate(s) on the last day they were published. If any of these components are no longer published, are not published for an extended period, or are discontinued, then we may substitute another suitable method for determining these components of the Reference Rate.

We reserve the right to change the methodology of the Interim Value calculation at any time and at our sole discretion.

The Reference Rate may be reduced by a rate reduction factor, which increases the value of (1) above. This rate reduction factor will vary with each Indexed Account option and will be declared no later than the Start Date of an Indexed Term.  The rate reduction factor may not apply to all term lengths. The rate reduction factor is available upon request. State variations may apply. Consult your registered representative.

Please retain this supplement with your prospectus for future reference.